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                          EXHIBIT 3(b)

                    CERTIFICATE OF AMENDMENT
                               TO
                  CERTIFICATE OF INCORPORATION
                               OF
                     INTERGRAPH CORPORATION

             (Incorporated by reference to exhibits
            filed with Intergraph's Quarterly Report
                  on Form 10-Q for the quarter
                     ended March 31, 1987,
                        File No. 0-9722)

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